DowDuPont Inc.	EXHIBIT 21
SUBSIDIARIES OF THE REGISTRANT

Set forth below are certain subsidiaries of DowDuPont Inc.

Organized Under Laws Of
Historical Dow Subsidiaries
The Dow Chemical Company	Delaware
3313045 Nova Scotia Company	Canada
Agrigenetics, Inc.	Delaware
Alforex Seeds LLC	Delaware
Centen AG LLC	Delaware
Chemars III LLC	Delaware
Coodetec Desenvolvimento, Producao e Comercializacao Agricola Ltda.	Brazil
CUPOSIT Electronic Materials Zhangjiagang Co., Ltd.	China
Dairyland Seed Co., Inc.	Wisconsin
DC Alabama, Inc.	Delaware
DDP Specialty Electronic Materials US 5, LLC	Delaware
DDP Specialty Electronic Materials US 9, LLC	Delaware
DDP Specialty Electronic Materials US, Inc.	Delaware
DDP Specialty Products Germany GmbH & Co. KG	Germany
Dorinco Reinsurance Company	Michigan
Dorintal Reinsurance Limited	Vermont
Dow (Zhangjiagang) Holding Co., Ltd.	China
Dow AgroSciences (China) Company Limited	China
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia
Dow AgroSciences (Thailand) Limited	Thailand
Dow AgroSciences A.S.	Turkey
Dow AgroSciences Argentina S.R.L.	Argentina
Dow AgroSciences Australia Limited	Australia
Dow AgroSciences B.V.	Netherlands
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Canada Inc.	Canada
Dow AgroSciences Chile S.A.	Chile
Dow AgroSciences Danmark A/S	Denmark
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences de Mexico S.A. de C.V.	Mexico
Dow AgroSciences Distribution S.A.S.	France
Dow AgroSciences Hungary Kft.	Hungary
Dow AgroSciences Iberica S.A.	Spain
Dow AgroSciences India Pvt. Ltd.	India
Dow AgroSciences Industrial Ltda.	Brazil
Dow AgroSciences Italia s.r.l.	Italy
Dow AgroSciences Japan Limited	Japan
Dow AgroSciences Limited	United Kingdom
Dow AgroSciences LLC	Delaware
Dow AgroSciences Pacific Limited	Hong Kong
Dow AgroSciences Paraguay S.A.	Paraguay
Dow AgroSciences Polska Sp. z o.o.	Poland
Dow AgroSciences S.A.S.	France
Dow AgroSciences s.r.o.	Czech Republic
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa
Dow AgroSciences Switzerland S.A.	Switzerland
Dow Benelux B.V.	Netherlands

Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Dow Chemical (Australia) Pty Ltd	Australia
Dow Chemical (China) Investment Company Limited	China
Dow Chemical (NZ) Limited	New Zealand
Dow Chemical (Shanghai) Company Limited	China
Dow Chemical (Sichuan) Co., Ltd.	China
Dow Chemical (Zhangjiagang) Company Limited	China
Dow Chemical Canada ULC	Canada
Dow Chemical Company Limited	United Kingdom
Dow Chemical Iberica S.L.	Spain
Dow Chemical International Private Limited	India
Dow Chemical Japan Limited	Japan
Dow Chemical Korea Limited	Korea
Dow Chemical OLED Ltd.	Korea
Dow Chemical OOO	Russia
Dow Chemical Pacific (Singapore) Private Limited	Singapore
Dow Chemical Pacific Limited	Hong Kong
Dow Chemical Philippines, Inc.	Philippines
Dow Chemical Services UK Limited	United Kingdom
Dow Chemical Silicones Korea, Ltd.	Korea
Dow Chemical Taiwan Limited	Taiwan
Dow Chemical Thailand Ltd.	Thailand
Dow Corning Singapore Pte. Ltd.	Singapore
Dow Corning Toray Company, Ltd.	Japan
Dow Deutschland Anlagengesellschaft mbH	Germany
Dow Deutschland Inc.	Delaware
Dow Europe GmbH	Switzerland
Dow Europe Holding B.V.	Netherlands
Dow Financial Services Inc.	Delaware
Dow France S.A.S.	France
Dow Global Technologies LLC	Delaware
Dow Hydrocarbons and Resources LLC	Delaware
Dow Internacional Mexicana S.A. de C.V.	Mexico
Dow International Finance S.a r.l.	Luxembourg
Dow Investment Argentina S.R.L.	Argentina
Dow Italia Divisione Commerciale s.r.l.	Italy
Dow Italia s.r.l.	Italy
Dow Izolan OOO	Russia
Dow Kakoh Kabushiki Kaisha	Japan
Dow Materials Science Saudi Arabia Limited	Saudi Arabia
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Olefinverbund GmbH	Germany
Dow Performance Materials (Australia) Pty Ltd	Australia
Dow Peru S.A.	Peru
Dow Portugal Produtos Quimicos, Unipessoal, Lda.	Portugal
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Quimica Argentina S.R.L.	Argentina
Dow Quimica de Colombia S.A.	Colombia
Dow Quimica Mexicana S.A. de C.V.	Mexico
Dow Saudi Arabia Holding B.V.	Netherlands
Dow Saudi Arabia Product Marketing B.V.	Netherlands
Dow Silicones (Shanghai) Co., Ltd.	China
Dow Silicones (Zhangjiagang) Co., Ltd.	China

Dow Silicones Belgium SPRL	Belgium
Dow Silicones Corporation	Michigan
Dow Silicones Deutschland GmbH	Germany
Dow Silicones UK Limited	United Kingdom
Dow Siloxanes (Zhangjiagang) Co., Ltd.	China
Dow Southern Africa (Pty) Ltd	South Africa
Dow Specialties Limited	Saudi Arabia
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Suomi OY	Finland
Dow Sverige AB	Sweden
Dow Thames Limited	United Kingdom
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
DSP Germany GmbH	Germany
DSP S.A.S.	Netherlands
FilmTec Corporation	Delaware
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
Hampshire Chemical Corp.	Delaware
Multibase S.A.	France
Mycogen LLC	California
Nitta Haas Incorporated	Japan
Nitta Haas Trading Company	Japan
OMEX Overseas Holdings Inc.	Virgin Islands
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
PBBPolisur S.R.L.	Argentina
Petroquimica-Dow S.A. (Petrodow)	Chile
Pfister Seeds LLC	Delaware
Phytogen Seed Company, LLC	Delaware
PT Dow AgroSciences Indonesia	Indonesia
PT Dow Indonesia	Indonesia
Rohm and Haas Canada Investments Limited	Canada
Rohm and Haas Canada LP	Canada
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas Chemicals LLC	Delaware
Rohm and Haas Company	Delaware
Rohm and Haas Electronic Materials (Dongguan) Co., Ltd.	China
Rohm and Haas Electronic Materials (Shanghai) Co., Ltd.	China
Rohm and Haas Electronic Materials Asia Limited	Hong Kong
Rohm and Haas Electronic Materials Asia-Pacific Co., Ltd.	Taiwan
Rohm and Haas Electronic Materials CMP Asia Inc.	Delaware
Rohm and Haas Electronic Materials CMP Inc.	Delaware
Rohm and Haas Electronic Materials CMP Korea Ltd.	Korea
Rohm and Haas Electronic Materials CMP Sdn. Bhd.	Malaysia
Rohm and Haas Electronic Materials K.K.	Japan
Rohm and Haas Electronic Materials Korea Ltd.	Korea
Rohm and Haas Electronic Materials LLC	Delaware
Rohm and Haas Electronic Materials Singapore Pte. Ltd.	Singapore
Rohm and Haas Electronic Materials Taiwan Ltd.	Taiwan
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Rohm and Haas Italia S.r.l.	Italy
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Rohm and Haas Korea Co., Ltd.	Korea
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Rohm and Haas New Zealand Limited	New Zealand
Rohm and Haas Quimica Ltda.	Brazil

Rohm and Haas Shanghai Chemical Industry Co., Ltd.	China
Rohm and Haas Singapore (Pte.) Ltd.	Singapore
Rohm and Haas Taiwan, Inc.	Taiwan
Rohm and Haas Texas Incorporated	Texas
Specialty Electronic Materials Italy srl	Italy
Specialty Electronic Materials Switzerland GmbH	Switzerland
Specialty Electronic Materials UK Limited	United Kingdom
Specialty Products US, LLC	Delaware
The Dow Chemical Company	Delaware
Union Carbide Corporation	New York
Univation Technologies, LLC	Delaware
Zhejiang OMEX Environmental Engineering Co., Ltd.	China
Historical DuPont Subsidiaries	Organized Under Laws Of
E.I. du Pont de Nemours and Company	Delaware
AG Orion Holding B.V.	The Netherlands
Belco Technologies Corporation	Delaware
DACI Investments, LLC	Delaware
DPC (Luxembourg) SARL	Luxembourg
DPNL BV	The Netherlands
Du Pont (Australia) PTY LTD.	Australia
Du Pont Chemical and Energy Operations, Inc.	Delaware
Du Pont China Limited	Delaware
Du Pont de Nemours (Belgium) BVBA	Belgium
Du Pont de Nemours Italiana S.r.l.	Italy
Du Pont Energy Company, LLC	Delaware
Du Pont Feedstocks Company	Delaware
DuPont (China) Research & Development and Management Co., Ltd.	China
DuPont (Korea) Inc.	Korea
DuPont (Thailand) Limited	Thailand
DuPont (U.K.) Industrial Limited	United Kingdom
DuPont (U.K.) Ltd.	United Kingdom
DuPont Acquisition (Luxembourg) S.a.r.l.	Luxembourg
DuPont Apollo (Shenzhen) Limited	China
DuPont Argentina S.R.L.	Argentina
DuPont Asturias, S.L.	Spain
DuPont Belgium North America Finance Company	Belgium
DuPont Capital Management Corporation	Delaware
DuPont China Holding Company Ltd.	China
DuPont China Limited	Hong Kong
DuPont Company (Singapore) Pte Ltd.	Singapore
DuPont Coordination Center N.V.	Belgium
DuPont DACI Beteiligungs-GmbH	Austria
DuPont de Nemours (Deutschland) GmbH	Germany
DuPont de Nemours (France) S.A.S.	France
DuPont de Nemours (Luxembourg) Sarl	Luxembourg
DuPont de Nemours (Nederland) B.V.	The Netherlands
DuPont de Nemours (Nederland) Holding B.V.	The Netherlands
DuPont de Nemours Groupe SAS	France
DuPont de Nemours Holding Sarl (LLC)	Switzerland
DuPont de Nemours International Sarl	Switzerland
DuPont Deutschland Holding GmbH & Co. KG	Germany
DuPont do Brasil S.A.	Brazil
DuPont Electronic Polymers L.P.	Delaware

DuPont Electronics Microcircuits Industries, Ltd.	Bermuda
DuPont Filaments-Americas, LLC	Delaware
DuPont Global Operations, LLC	Delaware
DuPont Iberica, S.L.	Spain
DuPont International (Luxembourg) SCA	Luxembourg
DuPont International B.V.	The Netherlands
DuPont International Operations S.a r.l.	Switzerland
DuPont Kabushiki Kaisha	Japan
DuPont KGA B.V.	The Netherlands
DuPont Mexico S.A. de C.V.	Mexico
DuPont Nutrition Biosciences ApS	Denmark
DuPont Nutrition USA, Inc.	Delaware
DuPont Operations Worldwide, Inc.	Delaware
DuPont Operations, Inc.	Delaware
DuPont Performance Materials International Sàrl	Switzerland
DuPont Science (Luxembourg) S.a r.l.	Luxembourg
DuPont Solutions (Luxembourg) SARL	Luxembourg
DuPont Specialty Products Kabushiki Kaisha	Japan
DuPont Specialty Products Operations Sàrl	Switzerland
DuPont Taiwan Limited	Taiwan
DuPont Technology (Luxembourg) S.a.r.l.	Luxembourg
DuPont Teijin Films China LTD.	Hong Kong
DuPont Trading (Shanghai) Co., Ltd.	China
DuPont Turkey Endustri Urunleri Limited Sirketi	Turkey
DuPont Xingda Filaments Company Limited	China
E&C EMEA Holding 2 B.V.	The Netherlands
E&C EMEA Holding 3 B.V.	The Netherlands
E.I. DuPont Canada Company	Canada
E.I. DuPont Canada- Thetford Inc.	Canada
E.I. DuPont India Private Limited	India
EKC Technology, Inc.	California
FCC Acquisition Corporation	California
FMC Biopolymer AS	Norway
FMC Chemicals (Thailand) Ltd. USD Branch	Thailand
FMC Manufacturing Limited	Ireland
Hickory Holdings, Inc.	Delaware
Hickory Securities, L.L.C.	Delaware
Howson Algraphy BV	The Netherlands
IB EMEA Holding 2 B.V.	The Netherlands
MECS Inc.	Delaware
N&H EMEA Holding B.V.	The Netherlands
Performance Science Materials Company	Canada
Performance Specialty Products Asturias S.L.	Spain
Pioneer Hi-Bred International, Inc.	Iowa
PT Du Pont Agricultural Products Indonesia	Indonesia
Shenzhen DuPont Performance Materials Investment Co., Ltd.	China
Solae L.L.C.	Delaware
SP EMEA Holding 7 B.V.	The Netherlands
SP Holding IB, Inc.	Delaware
Specialty Products N&H, Inc.	Delaware
Subsidiaries not listed would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary.